PREMISES AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Year-end premises and equipment (in thousands) were as follows:

	2014	2013
Land	$916	$1,105
Buildings	7,244	9,001
Furniture and equipment	4,941	4,806
Construction in process	4	145
Total	13,105	15,057
Accumulated depreciation	7,037	7,918
Premises and equipment, net	$6,068	$7,139